Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of July 28, 2006, and entered into by and among FTD, INC., a Delaware corporation (“Company”), FTD GROUP, INC., a Delaware corporation (“Holdings”), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and collectively “Subsidiary Grantors”) and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of Company, Holdings, each Subsidiary Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and WELLS FARGO BANK, N.A., as Administrative Agent for and representative of (in such capacity herein called “Secured Party”) the Beneficiaries (as hereinafter defined).

PRELIMINARY STATEMENTS

A.                                   Pursuant to the Credit Agreement dated as of July 28, 2006 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”; the terms defined therein and not otherwise defined in Section 32 or elsewhere herein being used herein as therein defined), by and among Company, the lenders listed therein as Lenders, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), and the other agents listed therein, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

B.                                     Company may from time to time enter, or may from time to time have entered, into one or more Lender Swap Agreements with one or more Swap Counterparties in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

C.                                     Holdings has executed and delivered the Holdings Guaranty, and Subsidiary Grantors have executed and delivered the Subsidiary Guaranty, in each case in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Holdings and each Subsidiary Grantor have guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Swap Agreements.

D.                                    It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Swap Counterparties to enter into the Lender Swap Agreements, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.                                               Grant of Security.

Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of New York (the “UCC”), including all Assigned Agreements and the following (the “Collateral”):

(a)                                  all Accounts;

(b)                                 all Chattel Paper;

(c)                                  all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)                                 all Documents;

(e)                                  all General Intangibles, including all intellectual property, Payment Intangibles and Software;

(f)                                    all Goods, including Inventory, Equipment and Fixtures;

(g)                                 all Instruments;

(h)                                 all Investment Property;

(i)                                     all Letter-of-Credit Rights and other Supporting Obligations;

(j)                                     all Records;

(k)                                  all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto; and

(l)                                     all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under, (a) any license, contract, permit, Instrument, Security or franchise to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit,

Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (b)  any property or asset hereafter acquired by any Grantor that is subject to a Lien permitted to be incurred pursuant to the Credit Agreement solely to the extent that the documents evidencing such Lien prohibit the grant of a security interest in or Lien on such property or asset; provided that, upon such property or asset no longer being subject to such Lien or prohibition, such property or asset shall (without any act or delivery by any Person) constitute Collateral hereunder.

Notwithstanding anything herein to the contrary, the Collateral shall not include any equity interests issued by a Person if such Person is a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or any successor provision of the Internal Revenue Code), in excess of the amount of such equity interests possessing up to but not exceeding 66% of the voting power of all classes of such equity interests entitled to vote of such Person.

SECTION 2.                                               Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.  “Secured Obligations” means:

(a)                                  with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Swap Agreement;

(b)                                 with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Subsidiary Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty; and

(c)                                  with respect to Holdings, all obligations and liabilities of every nature of Holdings now or hereafter existing under or arising out of or in connection with the Holdings Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Swap Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Swap Counterparty as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3.                                               Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.                                               Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)                                  Ownership of Collateral.  Except as expressly permitted by the Credit Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, in the PTO (to such Grantor’s knowledge) or in the Copyright Office, except for which proper terminations have been delivered to Secured Party for filing.

(b)                                 Perfection.  The security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders and Swap Counterparties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations.  Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Secured Party as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the PTO or with the Copyright Office, as applicable, (iv) in the case of Equipment that is covered by a certificate of title, to the extent requested by Secured Party, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity

Account, to the extent requested by Secured Party, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, the security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders and Swap Counterparties will constitute perfected security interests therein prior to all other Liens (except for Permitted Encumbrances and Liens permitted by subsection 7.2(A) of the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interests have been, or promptly after the Closing Date will be, duly made or taken.

(c)                                  Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory.  As of the Closing Date or, in the case of an Additional Grantor, the date of the applicable Counterpart, the office where such Grantor keeps its Records regarding the Accounts and all Intellectual Property and all originals of all Chattel Paper that evidence Accounts are located at the locations set forth on Schedule 3 annexed hereto; such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto.  All of the Equipment and Inventory is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable Counterpart, located at the places set forth on Schedule 4 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor.

(d)                                 Reserved.

(e)                                  Delivery of Certain Collateral.  As of the Closing Date, all certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f)                                    Securities Collateral.  All of the Pledged Subsidiary Equity set forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; all of the Pledged Subsidiary Debt set forth on Schedule 7 annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity, other than the Put/Call Agreements; Schedule 6 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof, on the date hereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt in existence on the date hereof.

(g)                                 Intellectual Property Collateral.  As of the Closing Date, a true and complete list of all material Trademark Registrations and applications for any material Trademark owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; as of the Closing Date, a true and complete list of all material Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; as of the

Closing Date, a true and complete list of all material Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(h)                                 Deposit Accounts, Security Accounts, Commodity Accounts.  Schedule 11 annexed hereto lists all Deposit Accounts, Security Accounts and Commodity Accounts owned by each Grantor as of the Closing Date and indicates the institution or intermediary at which the account is held and the account number.

(i)                                     Chattel Paper.  As of the date hereof, such Grantor has no interest in any Chattel Paper, except as set forth in Schedule 12 annexed hereto.

(j)                                     Letter-of-Credit Rights.  As of the date hereof, such Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 13 annexed hereto.

(k)                                  Documents.  As of the date hereof, no negotiable Documents are outstanding with respect to any of the Inventory, except as set forth on Schedule 14 annexed hereto.

(l)                                     Assigned Agreements.  As of the date hereof, to the applicable Grantor’s knowledge, each Assigned Agreement is in full force and effect and is enforceable against the parties thereto in accordance with its terms.

(m)                               Motor Vehicles. As of the date hereof, such Grantor owns no motor vehicles.

SECTION 5.                                               Further Assurances.

(a)                                  Generally.  Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will:  (i) (A) notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper (other than Chattel Paper received by such Grantor in connection with the making of loans (financing equipment sold) or equipment leases to customers permitted by subsection 7.3(xiv) of the Credit Agreement), (B) at the reasonable request of Secured Party, notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper received in connection with the making of loans (financing equipment sold) or equipment leases to customers permitted by subsection 7.3(xiv) of the Credit Agreement and (C) at the reasonable request of Secured Party, mark conspicuously each item of Chattel Paper, with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Chattel Paper is subject to the security interest granted hereby, (ii) deliver to Secured Party all promissory notes and other

Instruments with a principal amount in excess of $100,000 and, at the reasonable request of Secured Party, all original counterparts of Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) at the reasonable request of Secured Party, execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of electronic Chattel Paper, Deposit Accounts, Investment Property and Letter-of-Credit Rights of such Grantor and (C) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) promptly after the acquisition by such Grantor of any item of Equipment with a value in excess of $100,000 that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request and reasonable prior notice by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (viii) at Secured Party’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Secured Party’s security interest in all or any material part of the Collateral, and (ix) at Secured Party’s reasonable request, use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral.  Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor) without the signature of any Grantor.

(b)                                 Securities Collateral.  Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments with a principal amount in excess of $100,000 representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party and (ii) it will, upon obtaining any additional Equity Interests or Indebtedness, promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.  Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such

Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

(c)                                  Intellectual Property Collateral.  Without limiting the generality of the foregoing Section 5(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any Patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto.  At least quarterly, within 20 Business Days after the end of each calendar quarter, each Grantor shall notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of any Trademark Registrations issued or application for a Trademark Registration made, any Patent issued or application for a Patent made, and any Copyright Registrations issued or application for Copyright Registration made, in any such case, after the date hereof.  At least quarterly, within 20 Business Days after the end of each calendar quarter, each Grantor shall execute and deliver to Secured Party an IP Supplement, and submit a Grant for recordation with respect thereto in the PTO or Copyright Office, as applicable; provided, the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.  Upon delivery to Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement.  Upon each such acquisition, the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered.

(d)                                 Commercial Tort Claims.  Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 1 annexed hereto.  In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims, such Grantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6.                                               Certain Covenants of Grantors.

Each Grantor shall:

(a)                                  not use or knowingly permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)                                 give Secured Party at least 10 days’ prior written notice of (i) any change in such Grantor’s name, identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(c)                                  if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

(d)                                 keep correct and accurate (in all material respects) Records of Collateral at the locations described in Schedule 3 annexed hereto;

(e)                                  permit representatives of Secured Party at any time upon reasonable prior notice during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Secured Party, at Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto;

(f)                                    not permit any Person other than Secured Party or such Grantor to have possession or control of any Chattel Paper; and

(g)                                 not enter into any Control Agreement covering any Collateral with any Person unless such Control Agreement is in favor of Secured Party.

SECTION 7.                                               Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a)                                  if any Inventory is in possession or control of any of such Grantor’s agents or processors, if the aggregate book value of all such Inventory exceeds $250,000, and in any event upon the occurrence of an Event of Default and at the written request of Secured Party, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

(b)                                 if any Inventory is located on premises leased by such Grantor, at the written request of Secured Party, use commercially reasonable efforts to deliver to Secured Party a fully executed Collateral Access Agreement; and

(c)                                  promptly upon the issuance and delivery to such Grantor of any negotiable Document with a value in excess of $100,000, deliver such Document to Secured Party.

SECTION 8.                                               Special Covenants with respect to Accounts and Assigned Agreements.

(a)                                  Each Grantor shall, for not less than two years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

(b)                                 Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts.  In connection with such collections, each Grantor may take (and, at Secured Party’s direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (B) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon except to the extent not prohibited by the terms of the Credit Agreement.

(c)                                  Each Grantor shall at its expense:

(i)                                     if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

(ii)                                  upon request of Secured Party, (A) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements and from time to time such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

(d)                                 Upon the occurrence and during the continuance of an Event of Default, no Grantor shall (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof; (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder that could reasonably be expected to materially impair the interest or rights of Secured Party; (iii) waive any default under or breach of the Assigned Agreements; (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

SECTION 9.                                               Special Covenants With Respect to the Securities Collateral.

(a)                                  Form of Securities Collateral.  Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.  If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to Secured Party as provided in this Section 9(a).

(b)                                 Covenants.  Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Subsidiary Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; provided that, if the surviving or resulting Person upon any such merger or consolidation is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding Equity Interests of such surviving or resulting Person possessing up to but not exceeding 66% of the voting power of all classes of Equity Interests of such issuer entitled to vote; (ii) cause each issuer of Pledged Subsidiary Equity not to issue Equity Interests in addition to or in substitution for the Pledged Subsidiary Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b); provided that, notwithstanding anything contained in this clause (iii) to the contrary, such Grantor shall only be required to pledge the outstanding Equity Interests of a controlled foreign corporation possessing up to but not exceeding 66% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (iv) immediately upon issuance of any and all Instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with Sections 5(a) and (b); (v) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; (vi) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect and (C) enforce all such agreements in accordance with their terms; and (vii), at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Securities Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

(c)                                  Voting and Distributions.  So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party’s reasonable judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations, the cure of such Event of Default or waiver thereof as evidenced by a writing executed by Secured Party.

SECTION 10.                                             Special Covenants With Respect to the Intellectual Property Collateral.

(a)                                  Each Grantor shall:

(i)                                     use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could reasonably be expected to impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

(ii)                                  use commercially reasonable efforts to protect the secrecy of all trade secrets that constitute Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(iii)                               use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral; and

(iv)                              use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b)                                 Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof.  In connection with such collections, each Grantor may take such action as such Grantor may reasonably deem necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(c)                                  Each Grantor shall have the duty diligently, through counsel reasonably acceptable to such Grantor and Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral.  Any expenses incurred in connection therewith shall be borne solely by Grantors.

(d)                                 Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral.  Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the PTO, the Copyright Office or any federal, state, local or foreign court) or regarding such Grantor’s ownership, right to use, or interest in any Intellectual Property Collateral material to such Grantor’s business.  Each Grantor shall provide to Secured Party any information with respect thereto reasonably requested by Secured Party and of which such Grantor has knowledge.

(e)                                  In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby grants to Secured Party the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes included within the Intellectual Property Collateral owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral.  This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.  If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor’s request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to such licensee, such Grantor and Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee’s rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

(f)                                    The parties hereto acknowledge and agree that, subject to the other terms and provisions of this Agreement and of the Credit Agreement, including Secured Party’s rights upon the occurrence and during the continuance of an Event of Default, the grant of a security interest in each Grantor’s Intellectual Property contained herein shall not diminish such Grantor’s exclusive right and license to use, or grant to other Persons licenses or sublicenses in, such Intellectual Property, except to the extent such actions by any Grantor would inhibit or prevent Secured Party from enforcing its rights hereunder or under the Credit Agreement.

SECTION 11.                                        Collateral Account.

Secured Party is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of Secured Party, a restricted Deposit Account designated as “FTD, Inc. Collateral Account” (the “Collateral Account”).  All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of

Secured Party hereunder, for the benefit of Beneficiaries, as collateral security for the Secured Obligations upon the terms and conditions set forth herein.  Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.  Notwithstanding the foregoing, amounts deposited by Company into the Collateral Account pursuant to subsection 3.3E of the Credit Agreement shall be released to Company upon satisfaction of the conditions specified in such subsection.  Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect.  All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party.  Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.  Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement.  To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms.  Subject to Secured Party’s rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

SECTION 12.                                        Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)                                  upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to the Credit Agreement;

(b)                                 upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)                                 upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(e)                                  to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

(f)                                    upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)                                 upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 13.                                        Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b) hereof.

SECTION 14.                                        Standard of Care.

The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 15.                                        Remedies.

(a)                                  Generally.  If any Event of Default shall have occurred and be continuing, Secured Party may, subject to Section 20 hereof,  exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral.  To the extent permitted by law, Secured Party or any Lender or Swap Counterparty may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Swap Counterparties (but not any Lender or Swap Counterparty in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b)                                 Securities Collateral.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the amount of Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c)                                  Collateral Account.  If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Company is required to pay to Secured Party an amount (the “Aggregate Available Amount”) equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Company shall deliver funds in such an amount for deposit in the Collateral Account.  In the event a Letter of Credit is denominated in a currency other than Dollars, the portion of the Aggregate Available Amount related to such Letter of Credit shall be calculated based upon the applicable Exchange Rate for such currency as of the applicable date of determination.  If for any reason the aggregate amount delivered by Company for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Company shall be apportioned among all outstanding Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the “Maximum Available Amount”) to the Aggregate Available Amount.  Upon any drawing under any outstanding Letter of Credit in respect of which Company has deposited in the Collateral Account an amount described above, Secured Party shall apply the amount apportioned to such Letter of Credit to reimburse the Issuing Lender for the amount of such drawing.  In the event of cancellation or expiration of any Letter of Credit in respect of which Company has deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 17 hereof, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

SECTION 16.                                        Additional Remedies for Intellectual Property Collateral.

(a)                                  Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the reasonable request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that Secured Party shall elect not to bring suit to enforce any such Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, which, in such Grantor’s reasonable judgment are necessary to prevent the infringement of any of the Intellectual Property Collateral material to such Grantor’s business by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party’s behalf and to be compensated by Secured Party at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

(b)                                 If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Encumbrances.

SECTION 17.                                        Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in the Credit Agreement.

SECTION 18.                                        Indemnity and Expenses.

(a)                                  Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Swap Counterparty from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party’s or such Lender’s or Swap Counterparty’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b)                                 Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses in accordance with subsection 10.2 of the Credit Agreement.

(c)                                  The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Lender Swap Agreements, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 19.                                        Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)                                  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the collateralization thereof with cash or a letter of credit), (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party, each of the Lenders and the Swap Counterparties and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise and (B) any Swap

Counterparty may assign or otherwise transfer any Lender Swap Agreement to which it is a party to any other Person in accordance with the terms of such Lender Swap Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Swap Counterparties herein or otherwise.

(b)                                 Upon the payment in full of all Secured Obligations (other than contingent obligations as to which no claim has been made), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the collateralization thereof with cash or a letter of credit), the security interest granted hereby (other than with respect to any cash collateral in respect of Letters of Credit) shall terminate and all rights to the Collateral shall revert to the applicable Grantors.  Upon any such termination Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.  In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with, or not prohibited by, the Credit Agreement for which such Grantor desires a security interest release from Secured Party, such a release may be obtained pursuant to the provisions of subsection 10.14 of the Credit Agreement.

SECTION 20.                                        Secured Party as Agent.

(a)                                  Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Swap Counterparties.  Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of Requisite Obligees.  In furtherance of the foregoing provisions of this Section 20(a), each Swap Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Swap Counterparty that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Swap Counterparties in accordance with the terms of this Section 20(a).

(b)                                 Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement.  Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement.  Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and

(ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement.  After any retiring Administrative Agent’s resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

(c)                                  Secured Party shall not be deemed to have any duty whatsoever with respect to any Swap Counterparty until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Swap Counterparty as to the existence and terms of the applicable Lender Swap Agreement.

SECTION 21.                                        Additional Grantors.

The initial Grantors hereunder shall be Company, Holdings and such of the Subsidiaries of Company as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, additional Subsidiaries of Company may become Additional Grantors, by executing a Counterpart.  Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of Company to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22.                                        Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23.                                        Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received.  For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 24.                                        Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25.                                        Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26.                                        Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27.                                        Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.  The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28.                                        Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS

HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 29.                                        Waiver of Jury Trial.

GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 30.                                        Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 31.                                             Security Agreement To Govern Grants.

Each Grantor and Secured Party hereby acknowledge and agree that the rights, obligations and remedies of each Grantor and Secured Party set forth in this Agreement with respect any Intellectual Property Collateral shall be applicable to each Grant (and any supplement thereof) executed by any Grantor as if the terms and provisions of this Agreement were incorporated into each such Grant (and any supplement thereof).

SECTION 32.                                        Definitions.

(a)                                  Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b)                                 In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Assigned Agreements” means, with respect to any Grantor, the agreements set forth on Schedule 15 annexed hereto, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (b) all rights of such Grantor to receive proceeds of any Supporting Obligations with respect to the Assigned Agreements, (c) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (d) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

“Beneficiary” means Administrative Agent, each Lender and each Swap Counterparty.

“Collateral” has the meaning set forth in Section 1 hereof.

“Copyright Office” means the United States Copyright Office or any successor or substitute office in which it is necessary or, in the reasonable opinion of Secured Party, advisable to record a Grant in order to create or perfect Liens on Copyrights, Copyright Registrations and Copyright Rights.

“Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or assigned to a Grantor or applied for by a Grantor thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of Secured Party or Lenders for past, present and future infringements of such Copyrights and any such rights.

“Counterpart” means a counterpart to this Agreement entered into by a Subsidiary of Company pursuant to Section 21 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Equity Interests” means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Event of Default” means any Event of Default as defined in the Credit Agreement or, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation, expiration or collateralization with cash or a letter of credit of all Letters of Credit and the termination of the Commitments, the occurrence of an Early Termination Date (as defined in a Master Agreement in the form prepared by the International Swap and Derivatives Association, Inc. or a similar event under any similar swap agreement) under any Lender Swap Agreement.

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) of such Grantor in and to all:

(a)                                  Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits),

(b)                                 Patents;

(c)                                  Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and

(d)                                 all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Lender Swap Agreement” means an Interest Rate Agreement, Currency Agreement or other swap agreement between Company or a Subsidiary of Company and a Swap Counterparty.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Equity” means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.

“Pledged Subsidiary Equity” means Pledged Equity in a Person that is, or becomes a direct Subsidiary of a Grantor.

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Requisite Obligees” means either (i) Requisite Lenders or (ii), after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation, expiration or collateralization with cash or a letter of credit of all Letters of Credit and the termination of the Commitments, the holders of a majority of (A) the aggregate notional amount under all Lender Swap Agreements (including Lender Swap Agreements that have been terminated) or (B) if all Lender Swap Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Swap Agreements.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.

“Swap Counterparty” means a Person that enters into a swap agreement with Company or a Subsidiary and is a Lender or an Affiliate of a Lender at the time such agreement is entered into.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used by a Grantor, in its business (including, without limitation, the trademarks specifically set forth on Schedule 10 annexed hereto).

“Trademark Registrations” means all registrations that have been or may hereafter be issued or assigned to a Grantor or applied for by a Grantor thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 10 annexed hereto).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:

FTD GROUP, INC.

By:	/S/ JON R. BURNEY
	Name:	Jon R. Burney
	Title:	Vice President, General Counsel & Secretary

Notice Address:

3113 Woodcreek Drive
Downers Grove, DuPage County, IL 60515
Attention: Jon R. Burney
Facsimile: (630) 719 6183

XIV-S-1

FTD, INC.

By:	/S/ JON R. BURNEY
	Name:	Jon R. Burney
	Title:	Vice President, General Counsel & Secretary

Notice Address:

3113 Woodcreek Drive
Downers Grove, DuPage County, Illinois 60515
Attention: Jon R. Burney
Facsimile: (630) 719 6183

XIV-S-2

SUBSIDIARY GRANTORS:

FTD.COM INC.

By:	/S/ JON R. BURNEY
	Name	: Jon R. Burney
	Title:	Vice President, General Counsel & Secretary

Notice Address:

3113 Woodcreek Drive
Downers Grove, DuPage County, Illinois 60515
Attention: Jon R. Burney
Facsimile: (630) 719 6183

FLORISTS’ TRANSWORLD DELIVERY, INC.

By:	/S/ JON R. BURNEY
	Name:	Jon R. Burney
	Title:	Vice President, General Counsel & Secretary

Notice Address:

3113 Woodcreek Drive
Downers Grove, DuPage County, Illinois 60515
Attention: Jon R. Burney
Facsimile: (630) 719 6183

XIV-S-3

WELLS FARGO BANK, N.A., as Administrative Agent, as Secured Party

By:	/s/ DAVID HEMENWAY
	Name:	David Hemenway
	Title:	Assistant Vice President

Notice Address:

201 Third Street, Eighth Floor, MAC A0187-081
San Francisco, California 94103
Attention:
Facsimile:

XIV-S-4

SCHEDULE A
TO
SECURITY AGREEMENT

Name	Notice Address for each Grantor

XIV-Schedule A-1

SCHEDULE 1
TO
SECURITY AGREEMENT

Commercial Tort Claims

XIV-Schedule 1-1

SCHEDULE 2
TO
SECURITY AGREEMENT

Filing Offices

Grantor	Filing Offices

XIV-Schedule 2-1

SCHEDULE 3
TO
SECURITY AGREEMENT

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Office Locations	Jurisdiction of Organization	Organization Number

XIV-Schedule 3-1

SCHEDULE 4
TO
SECURITY AGREEMENT

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory

XIV-Schedule 4-1

SCHEDULE 5
TO
SECURITY AGREEMENT

[Reserved]

XIV-Schedule 5-1

SCHEDULE 6
TO
SECURITY AGREEMENT

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Pledged

XIV-Schedule 6-1

SCHEDULE 7
TO
SECURITY AGREEMENT

Debt Issuer	Amount of Indebtedness

XIV-Schedule 7-1

SCHEDULE 8
TO
SECURITY AGREEMENT

U.S. Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

Foreign Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

XIV-Schedule 8-1

SCHEDULE 9
TO
SECURITY AGREEMENT

U.S. Patents Issued:

Patent No.	Issue Date	Title	Inventor(s)

U.S. Patents Pending:

Date Filed	Application Number	Title	Inventor(s)

Foreign Patents Issued:

Country	Patent No.	Issue Date	Title	Inventor(s)

Foreign Patents Pending:

Country	Applicant’s Name	Date Filed	Application Number	Title	Inventor(s)

XIV-Schedule 9-1

SCHEDULE 10
TO
SECURITY AGREEMENT

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

XIV-Schedule 10-1

SCHEDULE 11
TO
SECURITY AGREEMENT

Deposit Accounts, Security Accounts, Commodity Accounts

Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number

XIV-Schedule 11-1

SCHEDULE 12
TO
SECURITY AGREEMENT

Chattel Paper

XIV-Schedule 12-1

SCHEDULE 13
TO
SECURITY AGREEMENT

Letter-of-Credit Rights

XIV-Schedule 13-1

SCHEDULE 14
TO
SECURITY AGREEMENT

Documents

XIV-Schedule 14-1

SCHEDULE 15
TO
SECURITY AGREEMENT

Assigned Agreements

XIV-Schedule 15-1

EXHIBIT I TO
SECURITY AGREEMENT

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a                        corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

WHEREAS, FTD, Inc., a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of July 28, 2006 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”), with the lenders named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the Lenders (in such capacity, “Secured Party”), and the other agents listed therein pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Lender Swap Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Swap Agreements are entered into (in such capacity, collectively, “Swap Counterparties”); and

[Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of July 28, 2006 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”), in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of July 28, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party  has become a secured creditor with respect to, the Trademark Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of

XIV-I-1

Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Trademark Collateral”):

(i)            all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and

(ii)           all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral.  For purposes of this Grant of Trademark Security Interest, the term “proceeds” includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall not be deemed to have granted a security interest in, any of such Grantor’s rights or interests in the Trademark Collateral to the extent that such a grant would, under the terms of any agreement related to the Trademark Collateral to which Grantor is a party (including any license ) result in a breach of the terms of, or constitute a default under, such agreement (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

In the event that any asset of a Grantor is excluded from the Trademark Collateral by virtue of the foregoing paragraph, Grantor agrees to use all commercially reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

Grantor does hereby further acknowledge and affirm that the rights, obligations and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

XIV-I-2

[The remainder of this page is intentionally left blank.]

XIV-I-3

IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the      day of               ,           .

[NAME OF GRANTOR]

By:
Name:
Title:

XIV-I-4

SCHEDULE A
TO
GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark Description	Registration/ Appl. Number	Registration/ Appl. Date

XIV-I-A-1

EXHIBIT II TO
SECURITY AGREEMENT

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a                        corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

WHEREAS, FTD, Inc., a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of July 28, 2006 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”), with the lenders named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the Lenders (in such capacity, “Secured Party”), and the other agents listed therein, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Lender Swap Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Swap Agreements are entered into (in such capacity, collectively, “Swap Counterparties”); and

[Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of July 28, 2006 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”), in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of July 28, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of

XIV-II-1

Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Patent Collateral”):

(i)            all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii)           all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral.  For purposes of this Grant of Patent Security Interest, the term “proceeds” includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall not be deemed to have granted a security interest in, any of such Grantor’s rights or interests in the Patent Collateral to the extent that such a grant would, under the terms of any agreement related to the Patent Collateral to which Grantor is a party (including any license ) result in a breach of the terms of, or constitute a default under, such agreement (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

In the event that any asset of a Grantor is excluded from the Patent Collateral by virtue of the foregoing paragraph, Grantor agrees to use all commercially reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

Grantor does hereby further acknowledge and affirm that the rights, obligations and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[The remainder of this page intentionally left blank.]

XIV-II-2

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the        day of                         ,           .

[NAME OF GRANTOR]

By:
Name:
Title:

XIV-II-3

SCHEDULE A
TO
GRANT OF PATENT SECURITY INTEREST

Patents Issued:

Patent No.	Issue Date	Title	Inventor(s)

Patents Pending:

Applicant’s Name	Date Filed	Application Number	Invention	Inventor(s)

XIV-II-A-1

EXHIBIT III TO
SECURITY AGREEMENT

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a                        corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

WHEREAS, FTD, Inc., a Delaware corporation (“Company”), has entered into a Credit Agreement dated as of July 28, 2006 (said Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”), with the lenders named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the Lenders (in such capacity, “Secured Party”), and the other agents listed therein pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Lender Swap Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Swap Agreements are entered into (in such capacity, collectively, “Swap Counterparties”); and

[Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of July 28, 2006 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”), in favor of Secured Party for the benefit of Lenders and any Swap Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Swap Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of July 28, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of

XIV-III-1

Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Copyright Collateral”):

(i)            all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

(ii)           all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral.  For purposes of this Grant of Copyright Security Interest, the term “proceeds” includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall not be deemed to have granted a security interest in, any of such Grantor’s rights or interests in the Copyright Collateral to the extent that such a grant would, under the terms of any agreement related to the Copyright Collateral to which Grantor is a party (including any license ) result in a breach of the terms of, or constitute a default under, such agreement (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles

XIV-III-2

of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

In the event that any asset of a Grantor is excluded from the Copyright Collateral by virtue of the foregoing paragraph, Grantor agrees to use all commercially reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

Grantor does hereby further acknowledge and affirm that the rights, obligations and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

XIV-III-3

IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the        day of                       ,           .

[NAME OF GRANTOR]

By:
Name:
Title:

XIV-III-4

SCHEDULE A
TO
GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

XIV-III-A-1

EXHIBIT IV TO
SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This Pledge Supplement, dated as of                                     , is delivered pursuant to the Security Agreement, dated as of July 28, 2006, between                                         , a                                (“Grantor”), the other Grantors named therein, and Wells Fargo Bank, N.A., as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”).  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of                               .

[GRANTOR]

By:
Title:

XIV-IV-1

SCHEDULE A
TO
PLEDGE SUPPLEMENT

XIV-IV-A-1

EXHIBIT V TO
SECURITY AGREEMENT

IP SUPPLEMENT

This IP SUPPLEMENT, dated as of               , is delivered pursuant to and supplements (i) the Security Agreement, dated as of July 28, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among [FTD, Inc.], [Insert Name of Grantor] (“Grantor”), the other grantors named therein, and Wells Fargo Bank, N.A., as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of                       ,            (the “Grant”) executed by Grantor.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

Grantor grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto.  All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of                             .

[GRANTOR]

By:
Title:

XIV-V-1

EXHIBIT VI TO
SECURITY AGREEMENT

[FORM OF COUNTERPART]

COUNTERPART (this “Counterpart”), dated as of               , is delivered pursuant to Section 21 of the Security Agreement referred to below.  The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of July 28, 2006 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among [FTD, Inc.], [Insert Name of Grantor] (“Grantor”), the other Grantors named therein, and Wells Fargo Bank, N.A., as Secured Party.  The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof.  Without limiting the generality of the foregoing, the undersigned hereby:

(i)            authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement;(1)

(ii)           agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii)          makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned as of the date hereof.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

(1)                                  The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.